SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K


                          Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 13, 1997 (June 17, 1997)


                       NEXTEL COMMUNICATIONS, INC.
        (Exact name of registrant as specified in its charter)


    Delaware                     0-19656                    36-3939651
(State or other jurisdiction  (Commission File           (I.R.S. Employer
   of incorporation)             Number)                Identification No.)

1505 Farm Credit Drive, Suite 100, McLean, Virginia            22102
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:      (703) 394-3000



      (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         Nextel Communications, Inc. ("Company") and The Bank of New York, as Trustee have executed Supplemental Indentures to the various Indentures under which the Company has various outstanding Notes in accordance with the terms of a recent Consent Solicitation of the Company's Noteholders dated April 14, 1997, as supplemented. The five Supplemental Indentures, which effect certain amendments and waivers to certain provisions of the respective Indentures to which they relate, are filed as Exhibits 4.1 to 4.5, inclusive, hereto and are hereby incorporated by reference. The Company has also issued a press release dated June 16, 1997, regarding the completion of the Company's Consent Solicitation and the execution of the Supplemental Indentures, which press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired.
                  Not applicable.

         (B)      Pro Forma Financial Information.
                  Not applicable.

         (C)      Exhibits

Exhibit No.               Exhibit Description

4.1 Third Supplemental Indenture To The Indenture Dated as of August 15, 1993 Between Nextel Communications, Inc. and The Bank of New York, as Trustee, Relating to $525,855,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2003, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.2 Third Supplemental Indenture To The Indenture Dated as of February 15, 1994 Between Nextel Communications, Inc. and The Bank of New York, as Trustee, Relating to $1,126,435,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2004, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.3 Fourth Supplemental Indenture To The Indenture Dated as of April 25, 1994 Between Dial Call Communications, Inc. and The Bank of New York, as Trustee, Relating to $541,830,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2004, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.4 Fifth Supplemental Indenture To The Indenture Dated as of December 22, 1993 Between Dial Call Communications, Inc. and The Bank of New York, as Trustee, Relating to $115,165,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2005, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.5 Third Supplemental Indenture To The Indenture Dated as of January 13, 1994 Between CenCall Communications Corp. and The Bank of New York, as Trustee, Relating to $409,876,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2004, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

99.1                      Press Release dated June 16, 1997

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEXTEL COMMUNICATIONS, INC.



Date: June 17, 1997                    By:   /s/Thomas J. Sidman
                                           Thomas J. Sidman
                                           Vice President and General Counsel

Exhibit No.               Exhibit Description

4.1 Third Supplemental Indenture To The Indenture Dated as of August 15, 1993 Between Nextel Communications, Inc. and The Bank of New York, as Trustee, Relating to $525,855,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2003, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.2 Third Supplemental Indenture To The Indenture Dated as of February 15, 1994 Between Nextel Communications, Inc. and The Bank of New York, as Trustee, Relating to $1,126,435,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2004, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.3 Fourth Supplemental Indenture To The Indenture Dated as of April 25, 1994 Between Dial Call Communications, Inc. and The Bank of New York, as Trustee, Relating to $541,830,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2004, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.4 Fifth Supplemental Indenture To The Indenture Dated as of December 22, 1993 Between Dial Call Communications, Inc. and The Bank of New York, as Trustee, Relating to $115,165,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2005, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

4.5 Third Supplemental Indenture To The Indenture Dated as of January 13, 1994 Between CenCall Communications Corp. and The Bank of New York, as Trustee, Relating to $409,876,000 Aggregate Principal Amount at Maturity of Senior Redeemable Discount Notes due 2004, dated as of June 13, 1997, between Nextel Communications, Inc. and The Bank of New York, as Trustee.

99.1                      Press Release dated June 16, 1997